Exhibit 8.1

List of the Registrant’s Subsidiaries and Consolidated Affiliated Entities

Name	Jurisdiction of Incorporation
Subsidiaries:
Beijing Century TAL Education Technology Co., Ltd.	PRC
Beijing Huanqiu Zhikang Shidai Education Consulting Co., Ltd.	PRC
Beijing Lebai Information Consulting Co., Ltd.	PRC
Beijing Xintang Sichuang Education Technology Co., Ltd.	PRC
Beijing Yizhen Xuesi Education Technology Co., Ltd.	PRC
Changchun Chaoyang District Xueersi Education Training School	PRC
Chongqing Jiangbei District Mobby Training School Co., Ltd.	PRC
Chongqing Yuzhong District Xueersi Education Training Center	PRC
Firstleap Education	Cayman
Firstleap Education (HK) Limited	Hong Kong
Foshan Nanhai District Xueersi Training Center	PRC
Fuzhou Gulou District Xueersi Education Training School	PRC
Gansu Xueersi Peiyou Education Training Co., Ltd	PRC
Lanzhou Chengguan District Xueersi Peiyou Training School	PRC
Nanchang Xihu District Xueersi Education Training School	PRC
Nanchang Yidu Education Consulting Co., Ltd.	PRC
Pengxin TAL Industrial Investment (Shanghai) Co., Ltd.	PRC
Suzhou Yizhen Education Technology Co., Ltd.	PRC
TAL Holding Limited	Hong Kong
Tianjin Dongxuetang Education Information Consulting Co., Ltd.	PRC
Tianjin Hongqiao District Xueersi Training School	PRC
Tianjin Nankai District Xueersi Training School	PRC
Wenzhou Lucheng District Xueersi Culture Training Co., Ltd.	PRC
Wuxi TAL Education Consulting Co., Ltd.	PRC
Xiamen Siming District Xueersi Education Training School	PRC
Yangzhong TAL Education Technology Co., Ltd.	PRC
Yidu Huida Education Technology (Beijing) Co., Ltd.	PRC
Zhenjiang Xueersi Training School Co., Ltd.	PRC
Zhixuesi Education Consulting (Beijing) Co., Ltd.	PRC

Variable Interest Entities:
Beijing Xueersi Education Technology Co., Ltd.	PRC
Beijing Xueersi Network Technology Co., Ltd.	PRC
Xinxin Xiangrong Education Technology (Beijing) Co., Ltd	PRC
Beijing Lebai Education Consulting Co., Ltd	PRC

Affiliated Entities:
Beijing Bangxue Education Technology Co., Ltd.	PRC
Beijing Banxin Network Technology Co., Ltd.	PRC
Beijing Changping District Xueersi Training School	PRC
Beijing Chaoyang District Firstleap Children English Training School	PRC
Beijing Chaoyang District Xueersi Training School	PRC
Beijing Dongcheng District Xueersi Training School	PRC
Beijing Dongfangrenli Trade Development Co., Ltd	PRC
Beijing Duozhi Hulian Technology Co., Ltd.	PRC
Beijing Haidian District Lejiale Training School	PRC
Beijing Haidian District Xueersi Training School	PRC
Beijing Haiwo Travel Agency Co., Ltd.	PRC
Beijing Huaizhi Investing Management Center (Limited Partnership)	PRC
Beijing Huanqiu Pulin Education Technology Co., Ltd.	PRC

Beijing Jiazhangbang Network Technology Co., Ltd.	PRC
Beijing Jingshi Shifan Culture Distribution Co., Ltd.	PRC
Beijing Lebai Technology Consulting Co., Ltd.	PRC
Beijing Ledulekao Education Technology Co., Ltd.	PRC
Beijing Lexueqi’e Education Technology Co., Ltd.	PRC
Beijing Lixue Education Consulting Co., Ltd.	PRC
Beijing Mobby Siwei Education Technology Co., Ltd.	PRC
Beijing Quanchangjing Internet Technology Co., Ltd.	PRC
Beijing Shijingshan District Firstleap Children English Training School	PRC
Beijing Shijingshan District Xueersi Training School	PRC
Beijing Shunshun Bida Information Consulting Co., Ltd.	PRC
Beijing TAL Sichuang Investing Co., Ltd.	PRC
Beijing Tianxun Education Consulting Co., Ltd.	PRC
Beijing Universal Link Exit& Entry Service Co., Ltd.	PRC
Beijing Xicheng District Xueersi Training School	PRC
Beijing Xueersi Nanjing Education Technology Co., Ltd.	PRC
Beijing Yibu Education Consulting Co., Ltd.	PRC
Beijing Yinghe Youshi Technology Co., Ltd.	PRC
Beijing Zhikang Culture Distribution Co., Ltd.	PRC
Changchun Xueersi Education Technology Co., Ltd.	PRC
Changsha TAL Education Technology Co., Ltd.	PRC
Changsha Yuhua District Xueersi Creative Education Training School	PRC
Changzhou Xuesi Education Consulting Co., Ltd.	PRC
Chengdu Chenghua District Xueersi Training School	PRC
Chengdu Jinjiang District Xueersi Training School	PRC
Chengdu Jinniu District Xueersi Training School	PRC
Chengdu Qingyang District Xueersi Training School	PRC
Chengdu Weijiajuhe Education Consulting Co., Ltd.	PRC
Chengdu Wuhou District Xueersi Training School	PRC
Chengdu Xueersi Education Consulting Co., Ltd.	PRC
Chongqing Jiangbei District Firstleap English Training School	PRC
Chongqing Jiulongpo District Zhikang Education Training Co., Ltd.	PRC
Chongqing Lichen Education Information Consulting Service Co., Ltd.	PRC
Chongqing Nan’an District Xueersi Training School	PRC
Chongqing Shapingba District Xueersi Education Training School	PRC
Dalian Yidu Education Consulting Co., Ltd.	PRC
Dongguan Dongcheng District Xueersi Peiyou Training Center Co., Ltd.	PRC
Dongguan Xueersi Education Consulting Co., Ltd.	PRC
Firstleap USA Inc.	USA
Foshan Lekao Network Technology Co., Ltd.	PRC
Guangdong Xianda Study Abroad Service Co. Ltd.	PRC
Guangzhou Haizhu District Xueersi Training Center	PRC
Guangzhou Liwan District Xueersi Training Center	PRC
Guangzhou Tianhe District Xueersi Training Center	PRC
Guangzhou Xianda Enterprise Management Consulting Co., Ltd.	PRC
Guangzhou Xueersi Education Technology Co., Ltd.	PRC
Guangzhou Yuexiu District Xueersi Training School	PRC
Guangzhou Zhikang Education Technology Co., Ltd.	PRC
Guizhou TAL Education Consulting Co., Ltd.	PRC
Harbin Xueersi Education Technology Co., Ltd	PRC
Hainan TAL Education Technology Co., Ltd	PRC
Handan TAL Education Technology Co., Ltd	PRC
Hangzhou Xueersi Education Consulting Co., Ltd.	PRC
Hangzhou Xueersi Training School	PRC
Hefei Lebai Education Consulting Co., Ltd	PRC
Hefei Yidu Education Consulting Co., Ltd	PRC

2

Hefei Youxue Education Consulting Co., Ltd	PRC
HiWorld International Co. Ltd	PRC
Horgos Maige Venture Capital Co., Ltd	PRC
Horgos Weizi Venture Capital Co., Ltd	PRC
Hohhot Ledu Education Consulting Co., Ltd	PRC
Huizhou Leweilai Education Consulting Co., Ltd	PRC
Iqidao (Beijing) Culture Distribution Co., Ltd	PRC
Jiangmen Jianghai District Modern Education Training Center	PRC
Jiangsu Xueersi Education Technology Co., Ltd	PRC
Jinan Lixia District Xueersi Training School Co., Ltd	PRC
Jinan Xueersi Education Training School	PRC
Lingheng Investing Holding (Beijing) Co., Ltd.	PRC
Linyi Ledu Culture Distribution Co., Ltd.	PRC
Luoyang Jianxi District Xueersi Education Training School	PRC
Luoyang Xueersi Culture Distribution Co., Ltd.	PRC
Luoyang Xueersi Peiyou Extra-curricular Training School Co., Ltd.	PRC
Mobby Sichuang (Beijing) Education Technology Co., Ltd.	PRC
Mobby Weilai (Beijing) Education Technology Co., Ltd.	PRC
Molan (Beijing) Human Resource Management Consulting Co., Ltd.	PRC
Nanjing Aixue Education Training Center	PRC
Nanjing Dahai Education Technology Co., Ltd.	PRC
Nanjing Firstleap Children English Training Center	PRC
Nanjing Lebai Education Consulting Co., Ltd.	PRC
Nanjing Xintang Sichuang Education Consulting Co., Ltd.	PRC
Nanjing Xueersi Education Training School	PRC
Nanning Ledu Education Technology Co., Ltd.	PRC
Nantong Chongchuan District Xueersi Training Center	PRC
Nantong Yizhen Education Consulting Co., Ltd.	PRC
Ningbo Xueersi Peiyou Training School	PRC
Ningxia Ledulekao Education Technology Co., Ltd.	PRC
Qingdao Xueersi Education Information Consulting Co., Ltd.	PRC
Qingdao Xueersi Wenli Training School	PRC
Sanhe Firstleap Education Consulting Co., Ltd.	PRC
Shanghai Changning District Xueersi Training School	PRC
Shanghai Minhang District Xueersi Training School	PRC
Shanghai Mobby Education Training Co., Ltd.	PRC
Shanghai Putuo District Xueersi Training School	PRC
Shanghai Sangeyinjie Investment Management Partnership (Limited Partner)	PRC
Shanghai Shitong Yunlai Investment Co., Ltd.	PRC
Shanghai Tuoxiao Information Technology Co., Ltd.	PRC
Shanghai Xueersi Education Training Co., Ltd.	PRC
Shanghai Xuesi Education Training Co., Ltd.	PRC
Shanghai Xuhui District Xueersi Training School	PRC
Shanghai Yaya Information Technology Co., Ltd.	PRC
Shaoguan Zhenjiang District Modern Beiya Training Center	PRC
Shaoxing Yuecheng District Xueersi Education Information Consulting Co., Ltd.	PRC
Shaoxing Yuecheng District Yidu Education Training Co., Ltd.	PRC
Shenyang Firstleap Education Training School	PRC
Shenyang Heping District Firstleap Education Training School	PRC
Shenyang Hunnan District Firstleap Education Training Center	PRC
Shenyang Libei Education Consulting Co., Ltd.	PRC
Shenyang Shenhe District Xueersi Education Training School	PRC
Shenyang Tiexi District Firstleap Education Training School	PRC
Shenyang Xueersi Education Consulting Co., Ltd.	PRC
Shenyang Xueersi Education Training School	PRC
Shenzhen Xueersi Education Technology Co., Ltd.	PRC
Shenzhen Xueersi Training Center	PRC

3

Shijiazhuang Qiaoxi District Xueersi Culture Training School	PRC
Shijiazhuang Xinhua District Xueersi Education Training School	PRC
Suzhou TAL Network Technology Co., Ltd.	PRC
Suzhou Xueersi Culture Training Center	PRC
Taiyuan Xiaodian District Xueersi Training School	PRC
Taiyuan Yingze District Xueersi Training School	PRC
TAL (Tangshan) Education Technology Co., Ltd.	PRC
Tianjin Heping District Xueersi Training School	PRC
Tianjin Hexi District Xueersi Training School	PRC
Tianjin Xueersi Education Information Consulting Co., Ltd.	PRC
Tianjin Dragon Telecom Technology Co., Ltd.	PRC
Weifang Ledulekao Education Technology Co., Ltd.	PRC
Weilaizhixing (Beijing) Education Technology Co., Ltd.	PRC
Wenzhou Ledu Education Technology Co., Ltd.	PRC
Wuhan Hongshan District Xueersi Education Training School	PRC
Wuhan Jiang’an District Xueersi Education Training School	PRC
Wuhan Jiang’an District Xueersi Education Yongqing Training School	PRC
Wuhan Jianghan District Xueersi English Training School	PRC
Wuhan Wuchang District Xueersi Education Training School	PRC
Xiamen Yidu Education Consulting Co., Ltd.	PRC
Xi’an Beilin District Xueersi Education Training Center	PRC
Xi’an Lianhu Xueersi Education Training Center	PRC
Xi’an Xueersi Network Technology Co., Ltd.	PRC
Xi’an Yanta District Xueersi Training Center	PRC
Xinxin Xiangrong Education Technology (Shenzhen) Co., Ltd.	PRC
Xuzhou TAL Education Training Center	PRC
Xuzhou TAL Education Training Co., Ltd.	PRC
Yangzhou Ledulekao Education Consulting Co., Ltd.	PRC
Yantai Ledulekao Education Technology Co., Ltd.	PRC
Yunnan Xueersi Education Technology Co., Ltd.	PRC
Zhengzhou Gaoxin District Xueersi Training School	PRC
Zhengzhou Guancheng Huizu District Xueersi Training School	PRC
Zhengzhou Jinshui District Xueersi Education Training School	PRC
Zhengzhou Zhongyuan District Xueersi Training School	PRC
Zhongshan Shiqi District Modern Beiya Training Center	PRC
Zhongshan Tianxia Education Consulting Co., Ltd.	PRC
Zhongshan Xueersi Education Consulting Co., Ltd.	PRC
Zhuhai Hengqin New Area Mike Private-equity Investment Fund	PRC
Zibo Ledulekao Education Consulting Co., Ltd.	PRC

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